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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-72556, 333-31777, 33-82164, 33-36415, 33-9383,
2-83732, 2-77309 and 2-64222) of Ducommun Incorporated of our report dated February 14, 2002 relating to the financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated February 14, 2002 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Los Angeles, California
February 18, 2002



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